Exhibit 99.2

AMERICAN RIVER BANKSHARES

DEFERRED FEE AGREEMENT

THIS AGREEMENT (the “Agreement”) is made as of _______________ 20__, by and between the Company (defined below), and _____________________________ (the “Director”).

RECITALS

WHEREAS, to encourage the Director to remain a member of the Company’s Board of Directors, the Company desires to provide to the Director an opportunity to defer fees and obtain certain benefits related thereto.

NOW, THEREFORE, in consideration of the services to be rendered by the Director to the Company in the future and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

Article 1.  Definitions.

Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

1.1           Benefit Period.  The term “Benefit Period” means the period of time beginning with the Distribution Date and ending with payment in full of the Director’s Deferral Account balance.

1.2           Change in Control.  The term  “Change in Control” means a change in ownership or effective control of the Company or a change in ownership of a substantial portion of the Company’s assets, all in accordance with Code Section 409A.  For purposes of determining a “change in effective control,” the threshold percentage shall be 35% instead of 30% as allowed under the Code Section 409A Treasury Regulations.

1.3           Code.  The term “Code” means the Internal Revenue Code of 1986, as amended.  References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.  References herein to particular Code sections also include the regulations thereunder as applicable.

1.4           Company.  The term “Company” means American River Bankshares and/or American River Bank, whichever one or both of such entities for which the Director performs services as a director and receives Fees.

1.5           Deferral Account.  The term “Deferral Account” means the account described in Article 3 of this Agreement, established by the Company on its books to record the amount of fees deferred by the Director under this Agreement (and under any previous version of this Agreement) and interest accrued thereon.

1.6           Deferral Period.  The term “Deferral Period” means the period of time beginning with the date of this Agreement and ending with the Distribution Date.

1.7           Distribution Date.  The term “Distribution Date” means the date of the Director’s Separation from Service as defined below.

1.8           Election Form.  The term “Election Form” means the form(s) attached as Exhibit A.

1.9           Fees.  The term “Fees” means the total fees payable to the Director.

1.10         Separation from Service.  The term “Separation from Service” means the expiration of the contract(s) under which services are performed by the Director for the Company if the expiration constitutes a good faith and complete termination of the contractual relationship within the meaning of Code Section 409A.  In the event of a conflict or inconsistency between this definition and the definition of “separation from service” relative to “independent contractors” or similar terms as provided in Code Section 409A, the definition under Code Section 409A shall govern.

1.11         Unforeseeable Emergency.  The term “Unforeseeable Emergency” means, as determined by the Company in its sole discretion, a severe financial hardship to the Director resulting from:  an illness or accident of the Director or Beneficiary, the Director’s Spouse, or a dependent (as defined in Code Section 152 without regard to Code Section 152(b)(1), (b)(2) and (d)(1)(B)) of such Director; loss of the Director’s property due to casualty; or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Director.  An Unforeseeable Emergency generally shall not include the purchase of a home or payment of college tuition, but may include the imminent foreclosure of or eviction from the Director’s primary residence, the need to pay for medical expenses, or the payment of funeral expenses of the Director’s Spouse, Beneficiary or dependent.  To qualify as an Unforeseeable Emergency, the circumstance must satisfy the requirements of Code Section409A.

Article 2.  Deferral Election.

2.1           Initial Deferral Election.  The Director shall make an initial deferral election under this Agreement by completion and delivery to the Company of the Election Form.  The Election Form shall set forth the amount or percentage of Fees to be deferred and the form of benefit payment.  The Election Form shall be delivered to the Company not later than thirty (30) days after the date this Agreement is entered into and effective to defer only those Fees earned for services performed after the date of delivery of the Election Form.

2.2   Deferral Election Changes.

2.2.1           Generally.  The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company within thirty (30) days prior to the  end of a calendar year preceding the calendar year in which the Fees are to be deferred.  Such modified Election Form shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

2.2.2           Modification of Benefit Payment Form.  The Director may not modify the benefit payment form for deferrals from the current or prior years.  However, the Director may modify the benefit payment form for deferrals in future calendar years by filing a new Election Form in accordance with Section 2.2.1.

Article 3.  Deferral Account.

3.1           Deferral Account.  The Company shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

3.1.1           Deferrals.  The Fees deferred by the Director on the first day of the month following the month in which the Fees were earned.

3.1.2           Interest.  An amount shall be calculated monthly equal to the product of the value of the Director’s Deferral Account balance at the beginning of each calendar month multiplied by a rate per annum equal to a rate that is four percent (4%) greater than the yield on the five (5) year United States Treasury Bond.  The rate shall be determined as of January 1 and shall be fixed and apply for the calendar year beginning on said January 1.  This amount of interest shall be credited to the Director’s Deferral Account as of the last day of each calendar month with respect to such calendar month.

3.2           Statement of Accounts.  The Company shall provide to the Director as soon as practicable following the end of each year, a statement setting forth the Deferral Account balance.

3.3           Unsecured Creditor Status.  The Deferral Account is solely an accounting device for measuring amounts to be paid under this Agreement.  The Deferral Account is not a trust fund of any kind and the Director has no rights greater than those of a general unsecured creditor of the Company for purposes of the payment of benefits under this Agreement.  The Director’s rights are not subject in any manner to the anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director or the Director’s creditors or beneficiaries.

3.4           Benefit Responsibility.  American River Bankshares and American River Bank each shall be responsible for providing the benefits promised hereunder to the Director irrespective of and without distinction between the period of time during which services are performed for one entity versus for the other entity.

Article 4.  Deferral Benefits.

4.1           Separation from Service Benefit.  Except as provided in Section 4.5, within thirty (30) days of the Distribution Date, the Company shall pay to the Director the balance in the Deferral Account in the benefit payment form elected by the Director on applicable Election Form or Forms.  The Company, and specifically not the Director (directly or indirectly), will determine and designate the exact date and taxable year of payment.  Notwithstanding whether a Separation from Service otherwise occurs pursuant to Section 1.10 of this Agreement, a Distribution Date is deemed to occur with respect to the Director so long as (i) no amount will be paid to the Director before a date which is twelve (12) months after the day on which the contract expires under which the Director performs services for the Company (or, in the case of more than one contract, all such contracts expire); and (ii) no amount payable to the Director on that date will be paid to the Director if, after the expiration of the contract (or contracts) and before that date, the Director performs services for the Company as an independent contractor or an employee.

4.2           Change in Control Benefit.  Upon Separation from Service of the Director in connection with and within 60 (sixty) days before or after a Change in Control, the Company shall pay to the Director the balance in the Deferral Account within ninety (90) days after the Change in Control.  The Company, and specifically not the Director, will determine and designate the exact date and taxable year of payment.

4.3           Payment for Unforeseeable Emergency.  In the case of an Unforeseeable Emergency, and upon the Director’s request, the Company may, in its sole discretion, direct that payments be made notwithstanding any other provision hereunder.  Payment because of an Unforeseeable Emergency shall be limited to the amount reasonably necessary to satisfy the Emergency (which may include amounts necessary or anticipated to pay any taxes or penalties resulting from the distribution).

4.4           Death of Director.  If the Director dies during the Deferral Period or after benefit payments have commenced under this Agreement but before receiving all such payments, then the Company shall pay to the Director’s beneficiary the balance in the Deferral Account at the same time, in the same amounts, and in the same form that would have been paid to the Director had the Director survived.

4.5           Payments to Specified Employees.  Notwithstanding any provision of this Agreement to the contrary, if any stock of the Company is publicly traded on an established securities market or otherwise, and if a Director is a “specified employee,” within the meaning of Code Section 409A, as of the date of the Director’s Separation from Service, then the provisions of this Agreement permitting a payment upon a Separation from Service are satisfied only if payments may not be made before the date that is six (6) months after the date of Separation from Service (or, if earlier than the end of the six (6) month period, the date of death of the specified employee). This required delay in payment is met if payments to which a specified employee would otherwise be entitled during the first six (6) months following the date of Separation from Service are accumulated and paid on the first day of the seventh month following the date of Separation from Service, or if each payment to which a specified employee is otherwise entitled upon a Separation from Service is delayed by six (6) months.  The Company shall determine the method that will be implemented, provided that no direct or indirect election as to the method may be provided to the Director.

Directors who are specified employees will be identified and designated as of each December 31.  The designation as a specified employee shall apply for the twelve (12)-month period beginning on April 1 following said December 31.  For example, the designation of a Director as a specified employee on December 31, 2011 would apply from April 1, 2012 to March 31, 2013.

Article 5.  Beneficiaries.

5.1           Beneficiary Designations.  The Director shall designate a beneficiary by filing a written designation with the Company in the form attached as Exhibit A.  The Director may revoke or modify the designation at any time by filing a new designation.  However, designations will only be effective if signed by the Director and accepted by the Company during the Director’s lifetime.  The Director’s beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved.  If the Director dies without a valid beneficiary designation, all payments shall be made to the Director’s surviving spouse, if any, and if none, to the Director’s surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director’s estate.

5.2           Facility of Payment.  If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person.  The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit.  Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 6.  Claims and Review Procedures.

6.1           Claims Procedure.  The Company shall notify the Director’s beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement.  If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (i) the specific reasons for such denial, (ii) a specific reference to the provisions of the Agreement on which the denial is based, (iii) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (v) an explanation of the Agreement’s claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed.  If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety (90) day period.

6.2           Review Procedure.  If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company.  Such petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits.  Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents.  The Company shall notify the beneficiary of its decision in writing within the sixty (60) day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based.  If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 7.  Amendment and Termination.

7.1           Amendment and Termination.  The Company may amend or terminate this Agreement in its sole discretion at any time and in compliance with Code Section 409A.  Any such amendment or termination shall not be deemed to prejudice or impermissibly reduce any interest of a Director hereunder in contravention of the Agreement.  Termination of this Agreement shall cease all future deferrals, but shall not accelerate the payment of benefits except that acceleration in the time and form of payment shall be permitted under the circumstances described in, and in accordance with the conditions of, Treasury Regulation Sections 1.409A-3(j)(4)(ix)(A), (B), (C) or (D).

Article 8.  Miscellaneous.

8.1           Binding Effect.  This Agreement shall be binding upon the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

8.2           No Guaranty of Employment.  This Agreement is not a contract for services.  It does not (i) give the Director the right to remain a director of the Company, (ii) require the Director to remain a director, (iii) interfere with the shareholders’ rights to replace the Director, or (iv) interfere with the Director’s rights to terminate services at any time.

8.3           Non-Transferability.  Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

8.4           Tax Withholding.  The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

8.5           Governing Law.  The Agreement and all rights hereunder shall be governed by the laws of California and by applicable federal tax law.

8.6           Unfunded Arrangement.  The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement.  The benefits represent the mere promise by the Company to pay such benefits.  The rights to benefits are not subject to any manner to anticipation, alienation, sale, transfer, assignment, pledge,  encumbrance, attachment, or garnishment by creditors or beneficiaries of the Director.  Any insurance on the Director’s life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

8.7           Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof.  This Agreement is intended to supersede any and all prior agreements between the parties relating the subject matter hereof.  No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.

8.8           Construction.  This Agreement shall be administered, construed and limited in the manner appropriate for this Agreement to comply with the provisions of the Code, including without limitation Code Section 409A, which Code section and regulations thereunder are incorporated by reference as is necessary for such administration, interpretation and limitation.  If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof and this Agreement shall be construed and enforced as if such provisions, to the extent invalid or unenforceable, had not been included herein.

IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement as of the above written date.

AMERICAN RIVER BANKSHARES		DIRECTOR

By
Chairman of the Board of Directors

AMERICAN RIVER BANK		DIRECTOR

By
Chairman of the Board of Directors

AMERICAN RIVER BANKSHARES
EXHIBIT A
TO
DEFERRED FEE AGREEMENT

Deferral Election

I elect to defer Fees under my Deferred Fee Agreement with American River Bankshares, as follows:

Amount of Deferral		Duration
[Initial and Complete One]		[Initial and Complete One]
___________	I elect to defer _________ % of my monthly Fees	___________	This Year Only
___________	I elect to defer $_________ of my monthly Fees	___________	For _________ years (not to exceed 5 years) from the date of the Agreement

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with American River Bankshares; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

Form of Benefit

I elect to receive benefits under the Agreement in the following form:  [Initial One]

_______	Lump sum

Substantially equal monthly installments for:

_______
thirty-six (36) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
sixty (60) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
one hundred twenty (120) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
one hundred eighty (180) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement without written approval of the Board of Directors of American River Bankshares.

Beneficiary Designation

I designate the following as beneficiary of benefits under the Deferred Fee Agreement payable following my death:

Primary: _________________________________________________

Contingent: ______________________________________________

NOTE: To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with American River Bankshares.  I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

Signature: ___________________________________________

As of _____________, 20__

Accepted by American River Bankshares as of _______________, 20__.

AMERICAN RIVER BANKSHARES

By:
Chairman of the Board of Directors

AMERICAN RIVER BANK
EXHIBIT A
TO
DEFERRED FEE AGREEMENT

Deferral Election

I elect to defer Fees under my Deferred Fee Agreement with American River Bank, as follows:

Amount of Deferral		Duration
[Initial and Complete One]		[Initial and Complete One]
___________	I elect to defer _________ % of my monthly Fees	___________	This Year Only
___________	I elect to defer $ _________ of my monthly Fees	___________	For _________ years (not to exceed 5 years) from the date of the Agreement

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with American River Bank; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

Form of Benefit

I elect to receive benefits under the Agreement in the following form:  [Initial One]

_______	Lump sum

Substantially equal monthly installments for:

_______
thirty-six (36) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
sixty (60) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
one hundred twenty (120) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_______
one hundred eighty (180) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement without written approval of the Board of Directors of American River Bank.

Beneficiary Designation

I designate the following as beneficiary of benefits under the Deferred Fee Agreement payable following my death:

Primary: _______________________________________________

Contingent: ____________________________________________

NOTE: To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with American River Bank.  I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.

Signature: _________________________________

As of _______________, 20__

Accepted by American River Bank as of ________________, 20__.

AMERICAN RIVER BANK

By:
Chairman of the Board of Directors